UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-06302

Cohen & Steers Realty Shares, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip code)

Francis C. Poli

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2017

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2017. The total returns for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2017	Year Ended December 31, 2017
Cohen & Steers Realty Shares	2.94%	7.09%[a]
FTSE NAREIT Equity REIT Index[b]	2.46%	5.23%
S&P 500 Index[b]	11.42%	21.83%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

Market Review

U.S. real estate benefited from an improving economy in 2017, which drove demand for nearly all types of property and pushed occupancy rates in many markets to near-record levels. Real estate investment trust (REIT) balance sheets were generally in strong shape and companies continued to access capital at historically attractive levels. And although new supply became a greater factor in some sectors, it generally remained consistent with long-term averages.

[a]	The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America (GAAP).
[b]	The FTSE NAREIT Equity REIT Index contains all tax-qualified REITs except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS REALTY SHARES, INC.

Despite these strong fundamental conditions, REITs trailed the broader stock market by a wide margin amid concerns over rising interest rates and the growing challenges facing retail landlords. The disparity in returns resulted in a widening gap in REIT valuations relative to equities: REIT earnings multiples remained relatively stable, ending 2017 at the low end of their five-year range, while those of the broader equity market have expanded materially, climbing to a five-year high.

Toward the end of the year, investors turned their focus to sweeping tax cuts, signed into law on December 22, 2017, adding fuel to an already healthy U.S. economy. Because REITs pay little to no taxes, they are expected to see little direct benefit from a lower corporate tax rate. However, we believe REITs held outside of U.S. open-end funds, closed-end funds, exchange-traded funds (ETFs) and unit investment trusts gained added investor appeal due to a new 20% deduction on pass-through income, reducing the effective tax rate on REIT income distributions. Additionally, lower taxes offered the prospect of a stronger business environment and increased consumer spending that could benefit overall demand for real estate.

Fund Performance

The Fund had a positive total return for the year and outperformed its benchmark. Performance during the year varied significantly among different property sectors, with e-commerce trends having a major influence on REIT returns, weighing on retail sectors while lifting REITs that provide infrastructure for the digital ecosystem.

Data centers were among the strongest performers, as the continued adoption of cloud computing and rising digital media consumption increased the need for data storage and computing power. Our overweight and favorable stock selection in data centers was an important contributor to the Fund’s relative performance. The Fund also had an out-of-index allocation to cell tower REITs, which enjoyed substantial gains due to demand for faster mobile networks and more bandwidth. Late in the period, tower companies were aided by news that Sprint would not seek to merge with T-Mobile, positioning it to become a stronger standalone entity that will need to spend more to build out its network.

Industrial warehouse companies also benefited from e-commerce growth, which has prompted the need for better logistics capabilities close to population centers that enable rapid and cheap delivery of goods to stores and consumers. However, the Fund was underweight the sector based on our view that its growth story was well known and near-term valuations had become stretched.

Regional malls struggled amid soft year-over-year sales comparisons for major brick-and-mortar retailers, department store closings and tenant bankruptcies. The Fund’s underweight allocation and favorable stock selection in the sector aided relative performance. The Fund’s exposure was concentrated in owners of high-quality regional malls that ended the year largely unchanged. The stocks recovered from earlier losses as bids for GGP and Australia’s Westfield, both of which own Class A malls in the U.S., boosted expectations that activist investors could target other higher-quality companies in the sector. We chose not to own lower-tier mall companies, which lagged far behind on continuing concerns about future occupancy rates and capital expenditure requirements.

Shopping centers also declined on tenant bankruptcies, increasing vacancies and downward pressure on rents. Investors were also concerned that grocery store anchor tenants may face competition from Amazon’s entry into the space. Our underweight in the sector contributed to relative

COHEN & STEERS REALTY SHARES, INC.

performance. Stock selection in the free standing sector hindered relative performance, as Spirit Realty Capital declined due to credit issues with some of its retail tenants and on concerns about management turnover. The stock was subsequently sold from the portfolio.

Hotels, which are levered to business travel and spending, rose on the improving economic outlook. The Fund owned out-of-benchmark positions in Hilton and Red Rock Resorts, which rose sharply as they returned capital to investors through dividends and stock buybacks, in addition to having healthy fundamentals. Also, both companies are organized as corporations and are expected to benefit more from tax reform than their REIT peers due to the lower corporate tax rate.

Among residential sectors, manufactured homes and single family homes for rent benefited from the improving job market and favorable supply-demand trends. Essentially no new supply has been created in either sector in recent years, while demand has been increasing. Our overweight in manufactured homes contributed to relative performance. Apartments also generally benefited from an improving job market and expensive coastal housing markets. Healthy gains in several companies were partly offset by weakness in student housing landlords that reported underwhelming results. Our stock selection and overweight in the sector detracted from relative performance, due in part to our overweights in certain student housing REITs.

Office owners displayed a broad dispersion in returns: West Coast office companies produced solid gains, while New York-focused REITs underperformed amid more challenging conditions related to increased supply, continued space densification and reduced demand from banks and financial service companies, their primary tenants. Our overweight in offices modestly detracted from relative performance.

The self storage sector trailed the benchmark as growth continued to decelerate after peaking in 2016 amid rising supply. Demand picked up in hurricane-affected areas in Texas and Florida in the fall, however. Favorable stock selection in the sector aided relative performance, including overweights in Extra Space Storage and Life Storage, which outperformed.

Health care underperformed due to concerns about skilled nursing government reimbursement and supply in the area of senior housing. Medical office building and life-science-focused companies generally performed well amid steady fundamentals. Our underweight in health care positively impacted relative performance.

COHEN & STEERS REALTY SHARES, INC.

Sincerely,

THOMAS N. BOHJALIAN	JON CHEIGH
Portfolio Manager	Portfolio Manager

JASON A. YABLON

Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REALTY SHARES, INC.

Performance Review (Unaudited)

Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2017

	1 Year	5 Years	10 Years	Since Inception[b]
Fund	7.09%	9.77%	8.02%	11.76%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The annualized expense ratio as disclosed in the prospectus dated May 1, 2017, was 0.96%.

[a]	The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b Inception date of July 2, 1991.

COHEN & STEERS REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017—December 31, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period[a] July 1, 2017— December 31, 2017
Actual (2.94% return)	$1,000.00	$1,029.40	$4.86
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.42	$4.84

[a]	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS REALTY SHARES, INC.

December 31, 2017

Top Ten Holdings

(Unaudited)

Security	Value	% of Net Assets
Equinix	$241,419,417	5.3
UDR	236,199,132	5.2
Simon Property Group	233,617,922	5.1
Digital Realty Trust	204,950,293	4.5
Prologis	199,365,381	4.4
Extra Space Storage	191,002,343	4.2
Crown Castle International Corp.	167,673,944	3.7
Equity Residential	161,762,298	3.6
Healthcare Trust of America, Class A	144,519,046	3.2
Essex Property Trust	143,588,841	3.2

Sector Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2017

		Number of Shares	Value

COMMON STOCK	99.4%
COMMUNICATIONS—TOWERS	3.7%
Crown Castle International Corp.		1,510,440	$167,673,944

REAL ESTATE	95.7%
DATA CENTERS	11.0%
CyrusOne		903,176	53,766,067
Digital Realty Trust		1,799,388	204,950,293
Equinix		532,676	241,419,417

			500,135,777

HEALTH CARE	6.7%
HCP		930,276	24,261,598
Healthcare Trust of America, Class A		4,810,887	144,519,046
Omega Healthcare Investors		816,902	22,497,481
Physicians Realty Trust		2,677,053	48,160,183
Sabra Health Care REIT		1,210,019	22,712,057
Welltower		690,660	44,043,388

			306,193,753

HOTEL	8.2%
Apple Hospitality REIT		2,854,996	55,986,472
Hilton Worldwide Holdings		703,664	56,194,607
Host Hotels & Resorts		5,683,769	112,822,815
Park Hotels & Resorts		1,226,913	35,273,749
Red Rock Resorts, Class A		1,399,348	47,214,001
RLJ Lodging Trust		2,966,349	65,170,687

			372,662,331

INDUSTRIALS	4.4%
Prologis		3,090,457	199,365,381

NET LEASE	4.7%
Agree Realty Corp.		719,884	37,030,833
EPR Properties		951,047	62,255,537
Gaming and Leisure Properties		1,579,678	58,448,086
Gramercy Property Trust		2,139,082	57,027,926

			214,762,382

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares	Value

OFFICE	15.2%
Alexandria Real Estate Equities		291,347	$38,047,005
Boston Properties		960,680	124,917,220
Corporate Office Properties Trust		844,719	24,665,795
Cousins Properties		9,515,182	88,015,434
Douglas Emmett		2,749,812	112,907,281
Empire State Realty Trust, Class A		3,124,368	64,143,275
Highwoods Properties		417,955	21,278,089
Hudson Pacific Properties		2,067,689	70,818,348
Kilroy Realty Corp.		1,874,213	139,910,000
SL Green Realty Corp.		37,232	3,757,826

			688,460,273

RESIDENTIAL	23.0%
APARTMENT	17.1%
Apartment Investment & Management Co., Class A		3,248,335	141,984,723
Camden Property Trust		996,843	91,769,366
Equity Residential		2,536,652	161,762,298
Essex Property Trust		594,891	143,588,841
UDR		6,131,857	236,199,132

			775,304,360

MANUFACTURED HOME	3.8%
Equity Lifestyle Properties		535,093	47,633,979
Sun Communities		1,325,113	122,943,984

			170,577,963

SINGLE FAMILY	1.5%
Invitation Homes		2,926,879	68,986,538

STUDENT HOUSING	0.6%
American Campus Communities		687,427	28,205,130

TOTAL RESIDENTIAL			1,043,073,991

SELF STORAGE	6.6%
Extra Space Storage		2,184,132	191,002,343
Life Storage		1,208,171	107,611,791

			298,614,134

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

		Number of Shares	Value

SHOPPING CENTERS	13.4%
COMMUNITY CENTER	5.8%
DDR Corp.		342,802	$3,071,506
Regency Centers Corp.		1,293,369	89,475,267
Urban Edge Properties		2,739,059	69,818,614
Weingarten Realty Investors		3,112,951	102,322,699

			264,688,086

REGIONAL MALL	7.6%
GGP		4,680,497	109,476,825
Simon Property Group		1,360,300	233,617,922

			343,094,747

TOTAL SHOPPING CENTERS			607,782,833

SPECIALTY	2.5%
GEO Group/The		2,397,582	56,582,935
Lamar Advertising Co., Class A		749,064	55,610,513

			112,193,448

TOTAL REAL ESTATE			4,343,244,303

TOTAL COMMON STOCK (Identified cost—$3,699,434,883)			4,510,918,247

SHORT-TERM INVESTMENTS	0.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15%[a]		20,551,939	20,551,939

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$20,551,939)			20,551,939

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$3,719,986,822)	99.8%		4,531,470,186
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2		7,243,404

NET ASSETS (Equivalent to $64.45 per share based on 70,422,254 shares of common stock outstanding)	100.0%		$4,538,713,590

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

Glossary of Portfolio Abbreviations

REIT	Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments in securities, at value (Identified cost—$3,719,986,822)	$4,531,470,186
Cash	588,529
Receivable for:
Investment securities sold	23,862,709
Dividends	16,722,364
Fund shares sold	7,578,421
Other assets	48,071

Total Assets	4,580,270,280

LIABILITIES:
Payable for:
Fund shares redeemed	31,170,660
Investment securities purchased	6,544,794
Investment advisory fees	3,041,311
Administration fees	116,557
Shareholder servicing fees	48,573
Directors’ fees	415
Other liabilities	634,380

Total Liabilities	41,556,690

NET ASSETS applicable to 70,422,254 shares of $0.001 par value of common stock outstanding	$4,538,713,590

NET ASSET VALUE PER SHARE:
($4,538,713,590 ÷ 70,422,254 shares outstanding)	$64.45

NET ASSETS consist of:
Paid-in capital	$3,688,794,909
Accumulated undistributed net investment income	9,927,815
Accumulated undistributed net realized gain	28,507,502
Net unrealized appreciation	811,483,364

$4,538,713,590

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Investment Income:
Dividend income	$121,163,480

Expenses:
Investment advisory fees	37,320,408
Shareholder servicing fees	4,615,987
Administration fees	1,565,178
Transfer agent fees and expenses	1,107,324
Shareholder reporting expenses	392,410
Directors’ fees and expenses	341,001
Custodian fees and expenses	162,857
Registration and filing fees	99,572
Professional fees	93,084
Miscellaneous	228,439

Total Expenses	45,926,260

Net Investment Income (Loss)	75,237,220

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments in securities	491,168,547
Net change in unrealized appreciation (depreciation) on investments in securities	(234,431,932)

Net Realized and Unrealized Gain (Loss)	256,736,615

Net Increase (Decrease) in Net Assets Resulting from Operations	$331,973,835

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change in Net Assets:
From Operations:
Net investment income (loss)	$75,237,220	$88,226,107
Net realized gain (loss)	491,168,547	584,112,987
Net change in unrealized appreciation (depreciation)	(234,431,932)	(369,417,808)

Net increase (decrease) in net assets resulting from operations	331,973,835	302,921,286

Dividends and Distributions to Shareholders from:
Net investment income	(83,627,750)	(87,691,729)
Net realized gain	(311,499,865)	(592,301,483)

Total dividends and distributions to shareholders	(395,127,615)	(679,993,212)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(654,995,602)	(109,356,807)

Total increase (decrease) in net assets	(718,149,382)	(486,428,733)
Net Assets:
Beginning of year	5,256,862,972	5,743,291,705

End of year[a]	$4,538,713,590	$5,256,862,972

[a]	Includes accumulated undistributed net investment income of $9,927,815 and $18,318,345, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2017	2016	2015	2014	2013
Net asset value, beginning of year	$65.63	$70.52	$76.86	$62.82	$64.57

Income (loss) from investment operations:
Net investment income (loss)[a]	1.05	1.11	0.92 [b]	0.96 [b]	0.95
Net realized and unrealized gain (loss)	3.49	2.85	2.17	17.75	1.01

Total from investment operations	4.54	3.96	3.09	18.71	1.96

Less dividends and distributions to shareholders from:
Net investment income	(1.16)	(1.11)	(0.87)	(0.93)	(0.96)
Net realized gain	(4.56)	(7.74)	(8.56)	(3.74)	(2.75)

Total dividends and distributions to shareholders	(5.72)	(8.85)	(9.43)	(4.67)	(3.71)

Net increase (decrease) in net asset value	(1.18)	(4.89)	(6.34)	14.04	(1.75)

Net asset value, end of year	$64.45	$65.63	$70.52	$76.86	$62.82

Total investment return[c]	7.10%	5.61%	5.00%	30.18%	3.09%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$4,538.7	$5,256.9	$5,743.3	$6,336.7	$5,117.4

Ratio of expenses to average daily net assets	0.96%	0.96%	0.98%	0.97%	0.97%

Ratio of net investment income (loss) to average daily net assets	1.58%	1.56%	1.24%	1.34%	1.40%

Portfolio turnover rate	75%	78%	58%	52%	73%

[a]	Calculation based on average shares outstanding.
[b]	13.1% and 13.2% of gross income was attributable to dividends paid by Simon Property Group for the years ended December 31, 2015 and December 31, 2014, respectively.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund’s investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of December 31, 2017.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$4,510,918,247	$4,510,918,247	$—	$—
Short-Term Investments	20,551,939	—	20,551,939	—

Total Investments in Securities[a]	$4,531,470,186	$4,510,918,247	$20,551,939	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2017, a portion of the dividends have been reclassified to distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund’s tax positions taken on federal and applicable state

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2017, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of the Fund up to $1.5 billion, 0.75% of such assets between $1.5 billion and $7.5 billion and 0.70% of such assets in excess of $7.5 billion.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. On June 13, 2017, the Board of Directors of the Fund approved an amendment to the Fund’s administration agreement with the investment advisor, effective October 1, 2017, increasing the administration fee to an annual rate of 0.03% of the average daily net assets of the Fund. For the year ended December 31, 2017, the Fund incurred $1,071,923 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $54,211 for the year ended December 31, 2017.

Other: The Fund may have shareholders investing indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institution regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets at disadvantageous times or prices, and may negatively affect the Fund’s NAV and performance.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December, 2017, totaled $3,555,217,890 and $3,988,153,394a, respectively.

[a]	Excludes the value of securities delivered as a result of redemptions in-kind totaling $473,074,980 (See Note 6).

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2017	2016
Ordinary income	$83,627,750	$108,506,168
Long-term capital gain	311,499,865	571,487,044

Total dividends and distributions	$395,127,615	$679,993,212

As of December 31, 2017, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$3,738,788,137

Gross unrealized appreciation on investments	$825,001,891
Gross unrealized depreciation on investments	(32,319,842)

Net unrealized appreciation (depreciation) on investments	$792,682,049

Undistributed ordinary income	$6,555,462

Undistributed long-term capital gains	$40,753,355

As of December 31, 2017, the Fund had temporary book\tax differences primarily attributable to wash sales on portfolio securities and certain REIT dividends, and permanent book\tax differences primarily attributable to Fund redemptions used as distributions, gains from shareholder redemptions in-kind and prior year REIT distribution adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $169,279,460 and accumulated undistributed net realized gain was charged $169,279,460. Net assets were not affected by this reclassification.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold	13,791,617	$917,321,476	14,301,692	$1,013,057,140
Issued as reinvestment of dividends and distributions	5,705,034	368,980,795	9,386,259	635,858,193
Redeemed	(22,057,279)	(1,468,222,893)	(25,036,090)	(1,758,272,140)
Redemptions in-kind[a]	(7,110,136)	(473,074,980)	—	—

Net increase (decrease)	(9,670,764)	$(654,995,602)	(1,348,139)	$(109,356,807)

[a]	Certain shareholders of the Fund redeemed shares in-kind.

Note 6. Redemptions In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2017, the Fund had redemptions in-kind with total proceeds in the amount of $473,074,980. The net realized gains on these redemptions in-kind amounted to $116,276,379, which will not be realized for tax purposes.

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The Department of Labor’s (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the U.S. Securities and Exchange Commission’s (SEC) final rules and amendments to modernize reporting and disclosure and to develop and implement a Liquidity Risk Management Program for open-end investment companies could, among other things, restrict and/or increase the cost of the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Qualified REIT Dividends Paid by the Fund Ineligible for Pass-Through Deduction: Starting in 2018, non-corporate taxpayers are permitted to deduct a portion of any amounts received from a REIT that are “qualified REIT dividends.” This deduction is currently not available in respect of such amounts paid by a REIT to the Fund, and distributed by the Fund to its shareholders. As a result, a non-corporate shareholder will generally be subject to a higher effective tax rate on any such amounts received from the Fund compared to the effective rate applicable to any qualified REIT dividends a shareholder would receive if the shareholder invested directly in a REIT.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was for periods ending after August 1, 2017. The adoption of these amendments, effective with these financial statements for the year ended December 31, 2017, required amended and additional disclosures reflected herein, but had no effect on the Fund’s net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Realty Shares, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Realty Shares, Inc. (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2018

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS REALTY SHARES, INC.

TAX INFORMATION—2017 (Unaudited)

Pursuant to the jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $12,762,534. Additionally, 1.49% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the Fund designates a long-term capital gain distribution of $356,944,583 at the 20% maximum rate and $3,440,757 at the 25% maximum rate. The Fund also designates a short-term capital gain distribution of $7,863,571.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund’s net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Election of Additional Director

Effective September 12, 2017, the Board of Directors voted to increase the number of directors on the Fund’s Board of Directors from twelve to thirteen and elected Daphne L. Richards as a Director of the Fund.

In addition to her tenure as a Director of various Cohen & Steers Funds, Ms. Richards has served as an Independent Director of Cartica Management, LLC since 2015. She has also been a Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015, a Member of the Advisory Board of Northeast Dutchess Fund since 2016, a Member of the “100 Women in Finance” Global Association Board and Chair of its Advisory Council since 2012, and has been the President and CIO of Ledge Harbor Management since 2016. Previously, Ms. Richards worked at Bessemer Trust Company from 1999 to 2014. Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996, Credit Suisse from 1990 to 1993, and Hambros International Venture Capital Fund from 1988 to 1989.

Changes to the Board of Directors

On December 5, 2017, the Board of Directors voted to decrease the number of directors on the Fund’s Board of Directors from thirteen to ten, effective January 1, 2018. Directors Bonnie Cohen and Richard E. Kroon retired from the Board of Directors on December 31, 2017 pursuant to the Fund’s mandatory retirement policy. Director Richard J. Norman resigned from the Board of Directors effective December 31, 2017.

COHEN & STEERS REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers Year of Birth: 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	Since 1991

Joseph M. Harvey Year of Birth: 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	22	Since 2014

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark Year of Birth: 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011

Bonnie Cohen Year of Birth: 1942	Director	—[5]	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001

George Grossman Year of Birth: 1953	Director	Until Next Election of Directors	Attorney-at-law.	22	Since 1993

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Dean Junkans Year of Birth: 1959	Director	Until Next Election of Directors

C.F.A.; Adjunct Professor and Executive -In -Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate

Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015

Richard E. Kroon Year of Birth: 1942	Director	—[5]	Former member of Investment Committee, Monmouth University from 2004 to 2016; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis Year of Birth: 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2014 to 2017; member, Board of Trustees of AICPA Foundation since 2015.	22	Since 2015

Jane F. Magpiong Year of Birth: 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School, from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Richard J. Norman Year of Birth: 1943	Director	—[5]	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards Year of Birth: 1966	Director	Until Next Election of Directors

Independent Director of Cartica Management, LLC since 2015; Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; Member of the 100 Women in Finance Global Association Board and Chair of its Advisory Council since 2012; President and CIO of Ledge Harbor Management since 2016; Previously, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.

				22	Since September 2017

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Frank K. Ross Year of Birth: 1943	Director	Until Next Election of Directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004

C. Edward Ward, Jr. Year of Birth: 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	22	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]	Bonnie Cohen and Richard E. Kroon retired from the Board of Directors on December 31, 2017 pursuant to the Fund’s mandatory retirement policy. Richard J. Norman resigned from the Board of Directors effective December 31, 2017.

COHEN & STEERS REALTY SHARES, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

Thomas N. Bohjalian 1965	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Jon Cheigh 1972	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2007

Jason Yablon 1979	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2008.	Since 2008

Francis C. Poli 1962	Secretary and Chief Legal Officer	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007.	Since 2007

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer	Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013. Vice President of Legg Mason from 2008 to 2013 and Treasurer of certain mutual funds since 2010.	Since 2015

Lisa D. Phelan 1968	Chief Compliance Officer	Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005, and 2004, respectively.	Since 2006

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]	Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.
How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

INSTITUTIONAL GLOBAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in global real estate securities

•	Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS

ACTIVE COMMODITIES STRATEGY FUND

•	Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

•	Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

Bonnie Cohen

Director

George Grossman

Director

Dean Junkans

Director

Richard E. Kroon

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Richard J. Norman

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Thomas N. Bohjalian

Vice President

Jon Cheigh

Vice President

Jason Yablon

Vice President

Francis C. Poli

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 8123

Boston, MA 02266

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	CSRSX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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Annual Report December 31, 2017

Cohen & Steers

Realty Shares

CSRSXAR

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis and Frank K. Ross qualify as audit committee financial experts based on their years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark, Maginnis and Ross is a member of the board’s audit committee, and each is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2017 and December 31, 2016 for professional services rendered by the registrant’s principal accountant were as follows:

	2017	2016
Audit Fees	$44,900	$50,800
Audit-Related Fees	$0	$0
Tax Fees	$5,550	$6,380
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1)    The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)        No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)        For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2017	2016
Registrant	$5,550	$6,380
Investment Advisor	$0	$0

(h)        The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer

Date:	March 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Chief Financial Officer (Principal Financial Officer)

Date: March 5, 2018